UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2023

PSQ Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Lakeview Avenue, Suite 800

West Palm Beach, Florida   33401
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2023, PSQ Holdings, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2023. A copy of the press release is attached as Exhibit 99.1 and incorporated herein.

The information set forth in Item 2.02 of this Current Report on Form 8-K including Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 to this Current Report on Form 8-K including Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press release of the Registrant dated August 9, 2023 announcing its results of operations for the second quarter ended June 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: August 9, 2023	By:	/s/ Michael Seifert
	Name:	Michael Seifert
	Title:	Founder, Chairman and Chief Executive Officer

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